                                                                      Exhibit 24

                                POWER OF ATTORNEY

      The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                          /s/ Norman Barham
                          ----------------------------
                          Norman Barham

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

     To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

     To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                     /s/ Lewis W. Bernard
                     ------------------------------
                     Lewis W. Bernard

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ Frank J. Borelli
                          ---------------------------------
                          Frank J. Borelli

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ Peter Coster
                          -----------------------------
                          Peter Coster

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ Robert F. Erburu
                          -------------------------------
                          Robert F. Erburu

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ Jeffrey W. Greenberg
                          -------------------------------
                          Jeffrey W. Greenberg

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ Ray J. Groves
                          -------------------------------
                          Ray J. Groves

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ Stephen R. Hardis
                          ---------------------------------
                          Stephen R. Hardis

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ Gwendolyn S. King
                          ---------------------------------
                          Gwendolyn S. King

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                     /s/ The Rt. Hon. Lord Lang of Monkton
                    ------------------------------------------
                    The Rt. Hon. Lord Lang of Monkton

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.


                           /s/ Lawrence J. Lasser
                          --------------------------------
                          Lawrence J. Lasser

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ David A. Olsen
                          -------------------------------
                          David A. Olsen

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ John D. Ong
                          ---------------------------
                          John D. Ong

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ George Putnam
                          ------------------------------
                          George Putnam

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ Saxon Riley
                          ------------------------------
                          Saxon Riley

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                      /s/ Adele Smith Simmons
                     ---------------------------------
                     Adele Smith Simmons

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                          /s/ John T. Sinnott
                          ------------------------------
                          John T. Sinnott

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                           /s/ A. J. C. Smith
                          -----------------------------
                          A. J. C. Smith

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                          /s/ Frank J. Tasco
                          ---------------------------
                          Frank J. Tasco

                                POWER OF ATTORNEY

     The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J.
C. Smith, Jeffrey W. Greenberg, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company an Annual Report on Form 10-K for the year ended December 31, 1998, any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such Annual Report on Form 10-K and such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report on Form 10-K, registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 18th day of March, 1999.

                      /s/ W.R.P. White-Cooper
                     -------------------------------
                     W.R.P. White-Cooper